UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2015

Skyworks Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-05560	04-2302115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Sylvan Road, Woburn, MA	01801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 376-3000

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.   Termination of a Material Definitive Agreement.

Termination of Amended and Restated Agreement and Plan of Merger

On November 23, 2015, PMC-Sierra, Inc. (“PMC”) notified Skyworks Solutions, Inc. (the “Company”), that PMC had terminated the Amended and Restated Agreement and Plan of Merger (the “Amended and Restated Merger Agreement”), by and among the Company, Amherst Acquisition, Inc. and PMC to accept an acquisition proposal from Microsemi Corporation.  On November 24, 2015, PMC paid the Company the $88.5 million termination fee pursuant to the Amended and Restated Merger Agreement.

A description of the material terms of the Amended and Restated Merger Agreement is set forth in Item 1.01 of the Company’s Current Report on Form 8-K, as filed by the Company with the Securities and Exchange Commission on October 30, 2015 (the “Prior Form 8-K”), which is incorporated herein by reference.

Termination of Second Amended and Restated Debt Commitment Letter

Also on November 23, 2015, as a result of the termination of the Amended and Restated Merger Agreement, the Second Amended and Restated Commitment Letter (the “Debt Commitment Letter”) by and among the Company and Barclays Bank PLC, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. (on behalf of itself and Citibank, N.A. and Citicorp North America, Inc.) (collectively, the “Commitment Parties”) terminated in accordance with its terms.  The Company remains obligated to reimburse the Commitment Parties for their reasonable and documented or invoiced out-of-pocket fees and expenses incurred in connection with the Debt Commitment Letter.

A description of the material terms of the Debt Commitment Letter is set forth in Item 1.01 of the Prior Form 8-K, which is incorporated herein by reference.

Item 7.01.   Other Events.

On November 23, 2015, the Company issued a press release announcing the termination of the Amended and Restated Merger Agreement.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 and in the accompanying exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

The exhibit listed on the Exhibit Index hereto is filed as part of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWORKS SOLUTIONS, INC.

Date: November 24, 2015	/s/ Mark V.B. Tremallo
Mark V.B. Tremallo
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated November 24, 2015